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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2003
                                                         -----------------

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         0-28238                54-1521616
(State or other jurisdiction of   (Commission file number)   (IRS Employer
incorporation or organization)                               Identification No.)

            21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 654-6091

              7439 East Ridgecrest Road, Cave Creek , Arizona 85331
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On October 23, 2003, Guardian Technologies International, Inc., a Delaware corporation, ("Guardian"), entered into an agreement with Difference Engines Corporation, a Maryland corporation, pursuant to which Guardian agreed to purchase certain intellectual property (IP) owned by Difference Engines Corporation, a Maryland corporation, including but not limited to certain compression software technology described as Difference Engine's Visual Internet Applications or DEVision, as well as title and interest in the use of the name and the copyright of Difference Engines. Mr. Walter Ludwig, a director of Guardian, is also the president, a director and a principal stockholder of Difference Engines.

         Under the terms of the agreement, Guardian issued 587,000 shares of its common stock as consideration for the purchase of the IP and cancelled a convertible promissory note that Difference Engines had issued to Guardian in the amount of approximately $25,000 representing advances Guardian made to Difference Engines. The 587,000 shares of common stock are subject to a two (2) year lock up. Guardian has granted Difference Engines piggy-back registration rights for a period of three (3) years commencing on the date of the expiration of the lock up period with regard to the shares to be issued in the transaction. Upon expiration of the two (2) year lock up period, in the event that the shares are not eligible for resale under Rule 144 and have not been registered under the Securities Act, the holder of the shares may demand redemption of the shares. The redemption price is to be calculated on the basis of the average of the closing bid and asked prices of Guardian's common stock for the twenty (20) consecutive business days ending on the day prior to the date of the exercise of the holder's right of redemption. The founders of Difference Engines, including Messrs. Ludwig and Victor T. Hamilton, provided certain releases to Guardian related to their contribution of the technology to Difference Engines. The closing of the acquisition of the IP was subject to certain conditions, including a requirement that Difference Engines obtain approval of its stockholders for the transaction and that Messrs Ludwig and Hamilton enter into two (2) year and one (1) year employment agreements, respectively, with Guardian at base salaries of $120,000 and $90,000 per annum, respectively. Copies of the employment agreements are attached as Exhibits 10.2 and 10.3 to this Report.

         The closing of the acquisition of the IP occurred effective December 19, 2003, after Difference Engines obtained the approval of its stockholders for the transaction.

         No financial statements or pro forma financial information is required under Item 7 of this Current Report on Form 8-K.

         On January 16, 2004, Guardian issued a press release ("Press Release") announcing the completion of the above-referenced transaction. A copy of the Press Release is attached as Exhibit 99.1. hereto.

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Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

         The information contained in Item 2 above is incorporated herein by reference thereto.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial Statements of Assets Being Acquired.
         ----------------------------------------------

         None.

(b)      Pro Forma Financial Information.
         --------------------------------

         None.

(c)      Exhibits.
         ---------

10.1 Asset Purchase Agreement, dated October 23, 2002, by and among Guardian Technologies International, Inc. and Difference Engines Corporation, incorporated herein by reference. *

10.2 First Amendment to Asset Purchase Agreement, dated December 19, 2003, filed herewith.

10.3 Employment Agreement, dated December 19, 2003 between Guardian Technologies International, Inc. and Mr. Walter Ludwig, filed herewith.

10.4 Employment Agreement, dated December 19, 2003 between Guardian Technologies International, Inc. and Mr. Victor T. Hamilton, filed herewith.

99.1     Press Release dated January 16, 2004.

* Incorporated herein by reference to Exhibit 10.22 to Registrant's Form 10-QSB for the quarterly period ended September 30, 2003 (File No. 0-28238).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GUARDIAN TECHNOLOGIES
                                                INTERNATIONAL, INC.

Date:    January  29, 2004                      By: /s/ Michael W. Trudnak
                                                    ----------------------
                                                       CEO

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